                                  EXHIBIT 10.6

                        MARCH 2002 MODIFICATION AGREEMENT

         THIS MARCH 2002 MODIFICATION AGREEMENT (the "Modification Agreement"), dated as of March 31, 2002 by and between FIRST UNION COMMERCIAL CORPORATION, with a place of business at 1339 Chestnut Street, Philadelphia, Pennsylvania 19107-3579 (hereinafter called "Lender") and CD&L, Inc., CLAYTON/NATIONAL COURIER SYSTEMS, INC., CLICK MESSENGER SERVICE, INC., OLYMPIC COURIER SYSTEMS, INC., SECURITIES COURIER CORPORATION, SILVER STAR EXPRESS, INC., KBD SERVICES, INC., LIBERTY TRANSFER CORP., and CD&L AIR FREIGHT, INC. (hereinafter sometimes individually and collectively called "Borrower").

                                   BACKGROUND

         A. The Lender and the Borrower are parties to that certain Loan and Security Agreement dated July 14, 1997 (as amended from time to time, the "Loan Agreement").

         B. As of the date hereof, defaults (collectively, the "Existing Events of Default") have occurred and are continuing under the Loan Agreement as a result of the failure of the Borrower to observe the standards set forth in the Loan Agreement with regard to its Shareholders Equity, Minimum EBITDA, and Maximum Cash Flow Leverage Ratio for the measurement period ending December 31, 2001.

         C. As of the date hereof, the Lender, at the Borrower's request, has agreed to waive the Existing Events of Default and to modify the provisions of the Loan Agreement and the other Loan Documents as set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto adopt the above recitals and agree as follows:

         1. Capitalized terms not defined herein but defined in the Loan Agreement shall have the same meanings ascribed to such terms in the Loan Agreement.

         2. The definition of "Expiration Date" as set forth in Section 1.29 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  1.29 "Expiration Date" means the earlier to occur of (a) the date upon which the Lender shall declare an Event of Default under the Obligations and accelerate the same in accordance with this Agreement; or (b) January 31, 2003.



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         3. Section 2.1 (A) is hereby amended by adding at the conclusion thereof the following sentence: "Notwithstanding anything contained in this paragraph with respect to fees charged for the issuance of Bank Letters of Credit, effective as of June 1, 2002, for each Bank Letter of Credit which is a standby letter of credit Borrower shall pay to Lender an issuance fee of 2.25 %, on a per annum basis, of the face amount of such standby letter of credit."

         4. Section 7.2(B) is hereby amended and restated in its entirety as follows:

                           (B) Cash Flow Leverage Ratio. Borrower, on a
                  consolidated basis, will not allow its Cash Flow Leverage Ratio, calculated at the end of each fiscal quarter, to be more than:

                           (i) 5.00 to 1.0 for the reporting period ending March 31, 2002;

                           (ii) 5.55 to 1.0 for the reporting period ending June 30, 2002;

                           (iii) 5.00 to 1.0 for the reporting period ending September 30, 2002; and

                           (iv) 4.25 to 1.0 for the reporting period ending December 31, 2002.

         5. Section 7.2(C) is hereby amended and restated in its entirety as follows:

                                    (C) Capital Expenditures. Borrower, on a
                           consolidated basis, will not make Capital
                           Expenditures in excess of One Million Dollars in the aggregate in the fiscal year ending December 31, 2002 or in any fiscal year thereafter.

         6. Section 7.2(D) is hereby amended and restated in its entirety as follows:

                                    (D) Fixed Charge Coverage. Borrower, on a
                           consolidated basis, will not allow its Fixed Charge Coverage Ratio, calculated at the end of each fiscal quarter, to be less than:

                                    (i)      .70 to 1.0 for the twelve-month
                                             reporting period ending March 31,
                                             2002;

                                    (ii)     .80 to 1.0 for the twelve-month
                                             reporting period ending June 30,
                                             2002;

                                    (iii)    .80 to 1.0 for the twelve-month
                                             reporting period ending September
                                             30, 2002; and

                                    (iv)     1.00 to 1.0 for the twelve-month
                                             reporting period ending December
                                             31, 2002.



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         7. Section 7.2(E) is hereby amended and restated in its entirety as follows:


                                    (E) Shareholders Equity. Borrower, on a
                           consolidated basis, will not allow its Shareholders Equity as at the end of the designated three-month period to be less than the designated amount for each period:

                                    (i)      $3,450,000 for the three-month
                                             period ending March 31, 2002;

                                    (ii)     $3,750,000 for the three-month
                                             period ending June 30, 2002;

                                    (iii)    $4,150,000 for the three-month
                                             period ending September 30, 2002;
                                             and

                                    (iv)     $4,850,000 for the three-month
                                             period ending December 31, 2002.



         8. Section 7.2A is hereby amended and restated in its entirety as follows:


                  7.2A Minimum EBITDA. Borrower, on a consolidated basis, will not allow its EBITDA calculated at the end of each fiscal quarter, to be less than:

                           (i) $850,000 for the three-month period ending March 31, 2002;



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                           (ii)     $1,400,000 for the three-month period ending
                                    June 30, 2002;

                           (iii) $1,600,000 for the three-month period ending September 30, 2002; and

                           (iv) $1,900,000 for the three-month period ending December 31, 2002.

         9. Section 7.2B is amended and restated in its entirety as follows:

                  7.2B Minimum Four Quarter EBITDA. On a consolidated basis, Borrower will not allow its cumulative four-quarter EBITDA calculated at the end of each fiscal quarter, to be less than the following:

                                    (i) $5,300,000 for the cumulative
                           four-quarter period ending March 31, 2002;

                                    (ii) $4,900,000 for the cumulative
                           four-quarter period ending June 30, 2002;

                                    (iii) $5,000,000 for the cumulative
                           four-quarter period ending September 30, 2002; and

                                    (iv) $5,700,000 for the cumulative
                           four-quarter period ending December 31, 2002.

                  Such compliance shall be calculated on a rolling four quarter basis. Borrower will certify compliance with the Minimum Four Quarter EBITDA requirements set forth above within forty five
                  (45) days of each fiscal quarter end.

         10. Upon the effective date of this Modification Agreement, the Lender shall be deemed to have waived the Existing Events of Default (and only the Existing Events of Default).

         11. In consideration of the Lender's agreement to amend and modify the Loan Documents as set forth herein, as of the date hereof a non-refundable fee in the amount of $62,500 (the "March 2002 Modification and Waiver Fee") has accrued and shall be payable in two installments as follows: (a) $17,500 on the effective date of this Modification Agreement; and (b) $45,000 on the Expiration Date (the "Second Installment"). If the Obligations are paid and satisfied in full on or prior to June 15, 2002 and no Event of Default has occurred and is continuing, then the Borrower's obligation to pay the Second Installment fee shall be waived by the Lender. Nothing set forth herein nor in any of the other Loan Documents shall constitute a waiver of any other fees due to the Lender including, without limitation, any and all applicable prepayment penalties.



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         12. The effectiveness of this Modification Agreement is expressly conditioned upon the Borrower's satisfaction of each of the following conditions precedent:

         (a) the Borrower shall have paid to the Lender the first installment of the March 2002 Modification and Waiver Fee of $ 17,500; and

         (b) the Borrower shall have paid and/or reimbursed the Lender for the amount of any counsel, audit, or related fees and expenses accrued by the Lender on or prior to the date the Borrower executes this Modification Agreement.

         13. Prior to the date hereof, the Borrowers have provided to the Lender their management-prepared financial statements dated (the "Management Statements") which Management Statements are attached hereto and incorporated by reference herein as Exhibit "A." The Borrower covenants and agrees that its audited financial statements delivered for the same time period will not: (a) show actual results for EBITDA that are less than ten percent (10%) of the amount indicated for EBITDA on the Management Statements; and (b) show actual reduction of more that $250,000 in the Borrower's availability to draw Advances due to the write-off (or write-down) of Accounts Receivable as at the fiscal year ending December 31, 2001. Any deviation with respect to items (a) and/or
(b) above shall constitute an immediate Event of Default under the Loan
Documents.

         14. Release. Each of the Borrowers (collectively, jointly, and severally, the "CDL Group"), on behalf of themselves, and all persons and entities claiming by, through, or under any one or more of them, hereby release, waive and forever discharge the Lender and all of the Lender's officers, directors, attorneys, agents, affiliates, employees and successors and assigns (collectively, the "Bank Group"), of, from, and with respect to any and all manner of action and actions, cause and causes of actions, suits, disputes, claims, counterclaims and/or liabilities, cross claims, defenses, and any claims for avoidance or other remedies available to a debtor, its estate or any trustee or representatives thereof, whether now known or unknown, suspected or unsuspected, past or present, asserted or unasserted, contingent or liquidated, whether or not well founded in fact or law, whether in contract, in tort or otherwise, at law or in equity, which the CDL Group had or now has, claims to have had, now claims to have or hereafter can, shall or may claim to have against the Bank Group, for or by reason of any cause, matter, or thing whatsoever , including any claims based upon, relating to or arising out of any and all transactions, relationships or dealings with or loans made to the Borrower prior to the date hereof. This provision shall survive any termination of this Modification Agreement.

         15. Borrower represents that:

         (a) each and every representation heretofore made by Borrower in the Loan Agreement and the other Loan Documents is true and correct as of the date of this Modification Agreement, except that the representations as to the financial condition of the Borrower are deemed to be updated to reflect the financial condition of Borrower as of the date of the most recent financial statements furnished to Lender;



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         (b) no consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Modification Agreement and the other Loan Documents provided for herein, which has not been obtained and which remains in full force and effect;

         (c) Borrower has the power to execute, deliver and carry out this Modification Agreement and all documents executed in connection herewith, and this Modification Agreement and such documents are valid, binding and enforceable as against Borrower in accordance with their terms; and

         (d) to the best of the knowledge of the Borrower and its senior management, no material adverse change in the financial condition of Borrower has occurred since the date of the most recent financial statements of Borrower submitted to Lender, and the information contained in said statements and reports is true and correctly reflects the financial condition of Borrower as of the dates of the statements and reports, and such statements and reports have been prepared in accordance with GAAP and do not contain any material misstatement of fact or omit to state any facts necessary to make the statements contained therein not misleading.

         (e) all entities comprising the Borrower, their respective states of incorporation, and the respective addresses of their principal places of business are set forth on Exhibit "B" attached hereto and incorporated herein by reference.

         16. Each entity comprising the Borrower hereby affirms and reaffirms its grant to the Lender of a first-priority security interest and lien in and to all assets of such entity as more fully described on Exhibit "C" attached hereto and by reference made a part herein, and that such liens and security are security for its Obligations to Lender. Each of the entities compromising the Borrower as defined herein hereby affirms and/or reaffirms that it is liable to the Lender for all of the Obligations and other liabilities of a Borrower under the Loan Documents (including all security agreements and related documents) whether or not such entity was an original signatory to the Loan Documents. Each such entity hereby agrees with the Lender that it shall perform, comply with and be subject to and be bound by, jointly and severally with the other entities comprising the Borrower, each of the terms, provisions and conditions of the Credit Agreement, including, without limitation, the monetary payment provisions, and each other Loan Documents to which it is deemed to be a party by virtue of this Modification Agreement or otherwise. Each of the entities comprising the Borrower hereby covenant and agree that the Lender may at any time and from time to time, file financing statements, continuation statements and amendments thereto that describe the collateral in particular or as all assets of the Borrower or words of similar effect and which contain any other information required by the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether such entity is an organization, the type of organization and any organization identification number issued to such entity. The Borrower agrees to furnish any such information to the Lender promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Lender on behalf of the Borrower, and may be filed at any time in any jurisdiction whether or not Revised Article 9 of the Uniform Commercial Code is then in effect in that jurisdiction.



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         17. Borrower agrees to pay any and all expenses, including reasonable counsel fees and disbursements, incurred by Lender in connection with the preparation, negotiation and execution of this Modification Agreement and all other Loan Documents provided for herein.

         18. This Modification Agreement is intended to supplement and modify the Loan Agreement as modified between Lender and Borrower and the rights and obligations of the parties under the Loan Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrower to Lender are incorporated herein by reference. If there is a conflict between any of the provisions heretofore entered into and provisions of this Modification Agreement, then the provisions of this Modification Agreement shall govern.

         19. This Modification Agreement shall be construed in accordance with the substantive laws of the State of New Jersey without regard to conflicts of laws.

         20. This Modification Agreement may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document.

                  [remainder of page intentionally left blank]



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         IN WITNESS WHEREOF, the parties hereto have caused this Modification
Agreement to be executed and delivered by their duly authorized officers as of the day and year first-above written.



                                  CD& L, INC.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



                                  CLAYTON/NATIONAL COURIER
                                  SYSTEMS, INC.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CLICK MESSENGER SERVICE, INC.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



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                                 OLYMPIC COURIER SYSTEMS, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 SECURITIES COURIER CORPORATION


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



                                 SILVER STAR EXPRESS, INC.


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------



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                                  KBD SERVICES, INC.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  LIBERTY TRANSFER CORP.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CD&L AIR FREIGHT, INC


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------



                                  FIRST UNION COMMERCIAL CORPORATION


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                       -----------------------------------------



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